Performance Fees Liability	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Performance Fees Liability	PERFORMANCE FEES LIABILITYThe actual amounts of performance fee revenue to be received and paid will depend on the cash realizations of Investment Vehicles and the performance of underlying investments. Recognizing such fee revenue is only permitted when the receipt is highly probable such that a significant amount of the cumulative fee revenue will not reverse. Any corresponding payable to participating unitholders, however, must be recognized by the Company as an expense and a liability in the period in which the change in underlying investment valuation occurs, although the change in the liability is unrealized and is a non-cash expense.

The following table summarizes the movement in performance fees liability for the years ended December 31, 2021 and December 31, 2020:

(in thousands of U.S. dollars)	December 31, 2021	December 31, 2020
Balance, beginning of year	$6,242	$5,077
Performance fees expense	42,272	1,055
Payments	(196)	—
Translation adjustment	40	110
Balance, end of year	$48,358	$6,242
For the year ended December 31, 2021, the Company recorded a total of $132,223 (2020 - $53,150) in connection with employment-related costs, including compensation expense (Note 31) and performance fees expense.